CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2018
Disclosure of accounting judgements and estimates [text block] [Abstract]
Disclosure of accounting judgements and estimates [text block]

3     Critical accounting judgements and estimates

The preparation of the Group’s financial statements in accordance with IFRS requires management to make judgements, estimates and assumptions in applying the accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may be based upon amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty in these financial statements, which together are deemed critical to the Group’s results and financial position, are as follows:

Allowance for impairment losses

The calculation of the Group’s expected credit loss (ECL) allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. The most significant are set out below.

Definition of default

The probability of default (PD) of an exposure, both over a 12 month period and over its lifetime, is a key input to the measurement of the ECL allowance. Default has occurred when there is evidence that the customer is experiencing significant financial difficulty which is likely to affect the ability to repay amounts due. The definition of default adopted by the Group is described in note 2(h) Impairment of financial assets. The Group has rebutted the presumption in IFRS 9 that default occurs no later than when a payment is 90 days past due for UK mortgages. As a result, approximately £0.6 billion of UK mortgages were classified as Stage 2 rather than Stage 3 at 31 December 2018; the impact on the Group’s ECL allowance was not material.

Lifetime of an exposure

The PD of a financial asset is dependent on its expected life. A range of approaches, segmented by product type, has been adopted by the Group to estimate a product’s expected life. These include using the full contractual life and taking into account behavioural factors such as early repayments and refinancing. For non-revolving retail assets, the Group has assumed the expected life for each product to be the time taken for all significant losses to be observed and for a material proportion of the assets to fully resolve through either closure or write-off. For retail revolving products, the Group has considered the losses beyond the contractual term over which the Group is exposed to credit risk. For commercial overdraft facilities, the average behavioural life has been used. Changes to the assumed expected lives of the Group’s assets could have a material effect on the ECL allowance recognised by the Group.

Significant increase in credit risk

Performing assets are classified as either Stage 1 or Stage 2. An ECL allowance equivalent to 12 months expected losses is established against assets in Stage 1; assets classified as Stage 2 carry an ECL allowance equivalent to lifetime expected losses. Assets are transferred from Stage 1 to Stage 2 when there has been a significant increase in credit risk (SICR) since initial recognition.

The Group uses a quantitative test together with qualitative indicators to determine whether there has been a SICR for an asset. For retail, a deterioration in the Retail Master Scale of four grades for credit cards, personal loans or overdrafts, three grades for personal mortgages, or two grades in the Corporate Master Scale for UK motor finance accounts is treated as a SICR. For Commercial a doubling of PD with a minimum increase in PD of 1 per cent and a resulting change in the underlying grade is treated as a SICR. All financial assets are assumed to have suffered a SICR if they are more than 30 days past due.

The setting of precise trigger points combined with risk indicators requires judgement. The use of different trigger points may have a material impact upon the size of the ECL allowance. The Group monitors the effectiveness of SICR criteria on an ongoing basis.

Origination PDs

The assessment of whether there has been a significant increase in credit risk is a relative measure, dependent on an asset’s PD at origination. For assets existing at 1 January 2018, the initial application date of IFRS 9, this information is not generally available and consequently management judgement has been used to determine a reasonable basis for estimating the original PD. Management used various information sources, including regulatory PDs and credit risk data available at origination, or where this is not available the first available data. In addition, the Group has not created a forward looking view of PDs at initial recognition for the back book as to do so would involve the use of hindsight and could introduce the risk of bias. The use of proxies and simplifications is not considered to materially impact the ECL allowance on transition.

Post-model adjustments

Limitations in the Group’s impairment models may be identified through its on-going assessment of the models. In these circumstances, management judgement is used to make appropriate adjustments to the Group’s allowance for impairment losses. At 31 December 2018, post-model adjustments were predominantly made in respect of UK secured lending, for delayed repossessions and Past-Term Interest only.

Forward looking information

The measurement of expected credit losses is required to reflect an unbiased probability-weighted range of possible future outcomes. In order to do this, the Group has developed an economic model to project sixteen key impairment drivers using information derived mainly from external sources. These drivers include factors such as the unemployment rate, the house price index, commercial property prices and corporate credit spreads. The model-generated economic scenarios for the six years beyond 2018 are mapped to industry-wide historical loss data by portfolio. Combined losses across portfolios are used to rank the scenarios by severity of loss. Four scenarios from specified points along the loss distribution are selected to reflect the range of outcomes; the central scenario reflects the Group’s base case assumptions used for medium-term planning purposes, an upside and a downside scenario are also selected together with a severe downside scenario. Rare occurrences of adverse economic events can lead to relatively large credit losses which means that typically the most likely outcome is less than the probability-weighted outcome of the range of possible future events. To allow for this a relatively unlikely severe downside scenario is therefore included. At 1 January and 31 December 2018, the base case, upside and downside scenarios each carry a 30 per cent weighting; the severe downside scenario is weighted at 10 per cent. The choice of alternative scenarios and scenario weights is a combination of quantitative analysis and judgemental assessment to ensure that the full range of possible outcomes and material non-linearity of losses are captured. A committee under the chairmanship of the Chief Economist meets quarterly, to review and, if appropriate, recommend changes to the economic scenarios to the Chief Financial Officer and Chief Risk Officer. Findings dealing with all aspects of the expected credit loss calculation are presented to the Group Audit Committee.

For each major product grouping models have been developed which utilise historical credit loss data to produce PDs for each scenario; an overall weighted average PD is used to assist in determining the staging of financial assets and related ECL.

The key UK economic assumptions made by the Group as at 31 December 2018 averaged over a five-year period are shown below:

Economic assumptions	Base Case %	Upside %	Downside %	Severe downside %
At 31 December 2018
Interest rate	1.25	2.34	1.30	0.71
Unemployment rate	4.5	3.9	5.3	6.9
House price growth	2.5	6.1	(4.8)	(7.5)
Commercial real estate price growth	0.4	5.3	(4.7)	(6.4)
At 1 January 2018
Interest rate	1.18	2.44	0.84	0.01
Unemployment rate	5.0	4.0	6.1	7.1
House price growth	2.7	7.0	(2.4)	(8.2)
Commercial real estate price growth	0.0	3.0	(2.5)	(5.4)

The Group’s base-case economic scenario has changed little over the year and reflects a broadly stable outlook for the economy. Although there remains considerable uncertainty about the economic consequences of the UK’s planned exit from the European Union, the Group considers that at this stage the range of possible economic outcomes is adequately reflected in its choice and weighting of scenarios. The averages shown above do not fully reflect the peak to trough changes in the stated assumptions over the period. The tables below illustrate the variability of the assumptions from the start of the scenario period to the peak and trough.

Economic assumptions – start to peak	Base Case %	Upside %	Downside %	Severe Downside %
At 31 December 2018
Interest rate	1.75	4.00	1.75	1.25
Unemployment rate	4.8	4.3	6.3	8.6
House price growth	13.7	34.9	0.6	(1.6)
Commercial real estate price growth	0.1	26.9	(0.5)	(0.5)

Economic assumptions – start to trough	Base Case %	Upside %	Downside %	Severe Downside %
At 31 December 2018
Interest rate	0.75	0.75	0.75	0.25
Unemployment rate	4.1	3.5	4.3	4.2
House price growth	0.4	2.3	(26.5)	(33.5)
Commercial real estate price growth	(0.1)	0.0	(23.8)	(33.8)

The table below shows the extent to which a higher ECL allowance has been recognised to take account of forward looking information from the weighted multiple economic scenarios.

Impact of multiple economic scenarios	Base Case £m	Probability weighted £m	Difference £m
At 31 December 2018	2,951	3,213	262

The table below shows the Group’s ECL for the upside and downside scenarios using a 100 per cent weighting compared to the base case scenario; both stage allocation and the ECL are based on the single scenario only. All non-modelled provisions, including management judgement, remain unchanged.

	Upside £m	Downside £m
ECL allowance	2,626	3,424

The impact of changes in the UK unemployment rate and House Price Index (HPI) have also been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged. The changes to HPI and the unemployment rate have been phased in to the forward-looking economic outlook over three years.

The table below shows the impact on the Group’s ECL resulting from a decrease/increase in Loss Given Default for a 10 percentage point (pp) increase/decrease in the UK House Price Index (HPI).

	10pp increase in HPI	10pp decrease in HPI
ECL impact, £m	(114)	154

The table below shows the impact on the Group’s ECL resulting from a decrease/increase for a 1 percentage point (pp) increase/decrease in the UK unemployment rate.

	1pp increase in unemployment	1pp decrease in unemployment
ECL impact, £m	172	(155)

Defined benefit pension scheme obligations

The net asset recognised in the balance sheet at 31 December 2018 in respect of the Group’s defined benefit pension scheme obligations was £1,146 million (comprising an asset of £1,267 million and a liability of £121 million) (2017: a net asset of £586 million comprising an asset of £723 million and a liability of £137 million); and for the Bank was £667 million (comprising an asset of £704 million and a liability of £37 million) (2017: a net asset of £633 million comprising an asset of £673 million and liability of £40 million). The Group’s accounting policy for its defined benefit pension scheme obligations is set out in note 2(k).

The accounting valuation of the Group’s defined benefit pension schemes’ liabilities requires management to make a number of assumptions. The key areas of estimation uncertainty are the discount rate applied to future cash flows and the expected lifetime of the schemes’ members. The discount rate is required to be set with reference to market yields at the end of the reporting period on high quality corporate bonds in the currency and with a term consistent with the defined benefit pension schemes’ obligations. The average duration of the schemes’ obligations is approximately 18 years. The market for bonds with a similar duration is illiquid and, as a result, significant management judgement is required to determine an appropriate yield curve on which to base the discount rate. The cost of the benefits payable by the schemes will also depend upon the life expectancy of the members. The Group considers latest market practice and actual experience in determining the appropriate assumptions for both current mortality expectations and the rate of future mortality improvement. It is uncertain whether this rate of improvement will be sustained going forward and, as a result, actual experience may differ from current expectations. The effect on the net accounting surplus or deficit and on the pension charge in the Group’s income statement of changes to the principal actuarial assumptions is set out in part (v) of note 30.

Recoverability of deferred tax assets

At 31 December 2018 the Group carried deferred tax assets on its balance sheet of £3,222 million (2017: £3,104 million) and the Bank carried deferred tax assets of £1,984 million (2017: £1,995 million) principally relating to tax losses carried forward.

Estimation of income taxes includes the assessment of recoverability of deferred tax assets. Deferred tax assets are only recognised to the extent they are considered more likely than not to be recoverable based on existing tax laws and forecasts of future taxable profits against which the underlying tax deductions can be utilised.

The Group has recognised a deferred tax asset of £3,783 million (2017: £4,011 million), and the Bank £2,284 million (2017: £2,433 million), in respect of UK trading losses carried forward. Substantially all of these losses have arisen in Bank of Scotland plc and Lloyds Bank plc, and they will be utilised as taxable profits arise in those legal entities in future periods.

The Group’s expectations as to the level of future taxable profits take into account the Group’s long-term financial and strategic plans, and anticipated future tax-adjusting items. In making this assessment, account is taken of business plans, the Board-approved operating plan and the expected future economic outlook as set out in the strategic report, as well as the risks associated with future regulatory change.

Under current law there is no expiry date for UK trading losses not yet utilised, although (since Finance Act 2016) banking losses that arose before 1 April 2015 can only be used against 25 per cent of taxable profits arising after 1 April 2016, and they cannot be used to reduce the surcharge on banking profits. This restriction in utilisation means that the value of the deferred tax asset is only expected to be fully recovered by 2033. It is possible that future tax law changes could materially affect the value of these losses ultimately realised by the Group.

As disclosed in note 31, deferred tax assets totalling £255 million (2017: £213 million) for the Group and £112 million (2017: £41 million) for the Bank have not been recognised in respect of certain capital and trading losses carried forward, unrelieved foreign tax credits and other tax deductions, as there are currently no expected future taxable profits against which these assets can be utilised.

Payment protection insurance and other regulatory provisions

At 31 December 2018, the Group carried provisions of £2,908 million (2017: £3,859 million) against the cost of making redress payments to customers and the related administration costs in connection with historical regulatory breaches, principally the mis-selling of payment protection insurance of £2,201 million (2017: £2,775 million); and the Bank carried provisions of £1,172 million (2017: £1,590 million) of which £919 million (2017: £1,348 million) related to payment protection insurance.

Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of legal decisions that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.

More detail on the nature of the assumptions that have been made and key sensitivities is set out in note 32.

Fair value of financial instruments

At 31 December 2018, the carrying value of the Group’s financial instrument assets held at fair value was £58,917 million (2017: £111,477 million), and its financial instrument liabilities held at fair value was £28,641 million (2017: £75,573 million). The carrying value of the Bank’s financial instrument assets held at fair value was £59,482 million (2017: £113,307 million) and financial liabilities was £32,265 million (2017: £79,312 million).

In accordance with IFRS 13 Fair Value Measurement, the Group categorises financial instruments carried on the balance sheet at fair value using a three level hierarchy. Financial instruments categorised as level 1 are valued using quoted market prices and therefore there is minimal judgement applied in determining fair value. However, the fair value of financial instruments categorised as level 2 and, in particular, level 3 is determined using valuation techniques including discounted cash flow analysis and valuation models.

The valuation techniques for level 2 and, particularly, level 3 financial instruments involve management judgement and estimates the extent of which depends on the complexity of the instrument and the availability of market observable information. In addition, in line with market practice, the Group applies credit, debit and funding valuation adjustments in determining the fair value of its uncollateralised derivative positions. A description of these adjustments is set out in note 44. Further details of the Group’s level 3 financial instruments and the sensitivity of their valuation including the effect of applying reasonably possible alternative assumptions in determining their fair value are also set out in note 44.